BLACKROCK FUNDS II
BlackRock Total Return Portfolio II
(the “Fund”)

Supplement dated May 13, 2011
to the Prospectus and Statement of Additional Information, dated January 28, 2011, as amended

Effective with the open of business on July 18, 2011, the Fund will change its name from BlackRock Total Return Portfolio II to BlackRock Core Bond Portfolio.

Shareholders should retain this Supplement for future reference.